                                                                    EXHIBIT 10.1
================================================================================


                               AMENDMENT NO. 2 TO
                     SERVICING AND ADMINISTRATION AGREEMENT

                                      among


                          EDUCATION LOANS INCORPORATED,
                                    as Issuer


                        STUDENT LOAN FINANCE CORPORATION,
                          as Servicer and Administrator


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee

                                   ----------

                            Dated as of July 1, 2001

                                   ----------


================================================================================

            AMENDMENT NO. 2 TO SERVICING AND ADMINISTRATION AGREEMENT

     THIS AMENDMENT NO. 2 TO SERVICING AND ADMINISTRATION AGREEMENT, entered into as of the 1st day of July, 2001, by and among Student Loan Finance Corporation, a corporation organized under the laws of the State of South Dakota ("SLFC," and, in its capacity as servicer under the Original Servicing and Administration Agreement hereinafter defined, the "Servicer," and, in its capacity as administrator under the Original Servicing and Administration Agreement, the "Administrator"), Education Loans Incorporated, a corporation organized under the laws of the State of Delaware (the "Issuer"), and U.S. Bank National Association, a national banking association headquartered in Minneapolis, Minnesota, in its capacity as trustee under the Indenture hereinafter referred to (the "Trustee").

                               W I T N E S E T H:

     WHEREAS, the Issuer, the Trustee and SLFC, as Servicer and Administrator, have previously entered into a Servicing and Administration Agreement, dated as of December 1, 1999, and an Amendment No.1 to Servicing and Administrative Agreement, dated as of December 1, 2000 (collectively, the "Original Servicing and Administration Agreement"); and

     WHEREAS, the parties desire to amend the Original Servicing and Administration Agreement to, among other things, modify certain provisions;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and in consideration of the premises, DO HEREBY AGREE as follows:

     Section 1. Amendment of Section 4. Section 4(b) of the Original Servicing and Administration Agreement is hereby amended as follows:

     (b) (1) Pursuant to the Issuer Student Loan Purchase Agreements, the Servicer will, on behalf of the Issuer and the Trustee, require that each Lender (in the case of FFELP Loans) or SLFC (in the case of Alternative Loans) transfer to the Servicer or the Servicer's bailee (or, in the case of the promissory notes relating to Alternative Loans, to the Trustee or a custodian designated by the Trustee or, to the extent not required under the Indenture to be transferred to the Trustee, to the Servicer or the Servicer's Bailee), on or before each applicable Loan Purchase Date, physical custody and possession of documentation and information relating to Student Loans scheduled to be sold to the Trustee on behalf of the Issuer on each such Loan Purchase Date. Such documentation and information so transferred will include (i) the documents described in Exhibit A (in the case of Issuer Student Loan Purchase Agreements relating to Alternative Loans) or Exhibit B (in the case of Issuer Student Loan Purchase Agreements relating to FFELP Loans) attached to the Issuer Student Loan Purchase Agreements (the "Loan Documents"), and (ii) such additional documentation or information relating to the Student Loans as the Servicer shall reasonably require for the purpose of allowing the Student Loans to be properly serviced by the Servicer.

          (2) Pursuant to the Transfer Agreements, the Servicer will, on behalf of the Issuer and the Trustee, require that GOAL Funding transfer, or cause to be transferred, to the Servicer or the Servicer's bailee (or, in the case of the promissory notes relating to Alternative Loans, to the Trustee or a custodian designated by the Trustee or, to the extent not required under the Indenture to be transferred to the Trustee, to the Servicer or the Servicer's Bailee), on or before each applicable Loan Purchase Date (which term, as used in this Agreement with respect to the purchase of Financed GOAL Funding Student Loans, means the date of purchase of such loans under the applicable Transfer Agreement), physical custody and possession of documentation and information relating to Student Loans scheduled to be sold to the Trustee on behalf of the Issuer on each such Loan Purchase Date. Such documentation and information so transferred will include (i) the documents described in Exhibit A (in the case of GOAL Funding Student Loan Purchase Agreements relating to Alternative Loans) or Exhibit B (in the case of GOAL Funding Student Loan Purchase Agreements relating to FFELP Loans) attached to the GOAL Funding Student Loan Purchase Agreements (the "Loan Documents"), and (ii) such additional documentation or information relating to the Student Loans as the Servicer shall reasonably require for the purpose of allowing the Student Loans to be properly serviced by the Servicer.

     Section 2. Amendment of Section 6. Section 6(q) of the Original Servicing and Administration Agreement is hereby amended as follows:

     (q) Maintain the original promissory note pertaining to each Financed Student FFELP Loan (other than Financed Alternative Loans held by the Trustee or a custodian designated by the Trustee) to be maintained in secure storage facilities to protect, to the extent reasonable and possible under the circumstances, such original file concerning each such Financed Student FFELP Loan.

     Section 3. Amendment of Section 14. Section 14(d) of the Original Servicing and Administration Agreement is hereby amended as follows:

     (d) With respect to the original promissory note relating to each Financed Student FFELP Loan held by the Servicer or its bailee, the obligations of the Servicer shall be only to the Trustee during the time the Notes are Outstanding and the Issuer shall have no authority during the time the Notes are Outstanding to direct the Servicer in its activities with respect to such original promissory notes.

     Section 4. Amendment of Section 21. Section 21 of the Original Servicing and Administration Agreement is hereby amended by adding the following clause 13:

     13. The Servicer, on behalf of itself and on behalf of the Issuer, as the case may be, shall provide all notices and perform all other activities required of the Servicer or of the Issuer to comply with the requirements of the Gramm-Leach-Bliley Act and regulations promulgated thereunder in connection with the origination, acquisition, holding and servicing of the Financed Student Loans and in connection with otherwise performing services hereunder.

     Section 5. Amendment of Section 25. Section 25 of the Original Servicing and Administration Agreement is hereby amended as follows:

          25. Indemnification with respect to Prior Servicing. Pursuant to the Series 1999-1 Transfer Agreement, the Series 2000-1 Transfer Agreement and the Series 2001-1 Transfer Agreement (as such terms are defined in the Indenture), the Issuer and the Trustee have purchased or will purchase student loans described therein (the "Previously Series 1999-1 Transferred Student Loans") from GOAL Funding and the GOAL Funding Trustee, which Previously Series 1999-1 Transferred Student Loans were, prior to such purchase, serviced by the Servicer under the GOAL Funding Servicing Agreement. Pursuant to other Transfer Agreements to be entered into, the Issuer and the Trustee will purchase student loans described therein (the "Subsequent Transferred Student Loans") from GOAL Funding and the GOAL Funding Trustee, which Subsequent Transferred Student Loans will, prior to such purchase, have been serviced by the Servicer under the GOAL Funding Servicing Agreement. The Servicer hereby agrees to indemnify and hold harmless the Issuer and the Trustee from and against any loss, cost, damage or expense, including reasonable attorney's fees, to the extent that such loss, cost, damage or expense arises out of the failure of the Servicer to have performed its obligations under the GOAL Funding Servicing Agreement.

     Section 6. Ratification. Except as amended by Sections 1 through 5 hereof, the Original Servicing and Administration Agreement is in all respects fully ratified and confirmed.

     Section 7. Effective Date. This Amendment No. 2 to Servicing and Administration Agreement shall be effective as of the date first above written.

     Section 8. Severability. In case one or more of the provisions of this Amendment No. 2 to Servicing and Administration Agreement shall, for any reason, be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions hereof, and this Amendment No. 2 to Servicing and Administration Agreement shall be construed and enforced as if such illegal or invalid provisions had not been contained herein.

     Section 9. Counterparts. This Amendment No. 2 to Servicing and Administration Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands by their officers thereunto duly authorized and executed this Amendment No. 2 to Servicing and Administration Agreement as of the day and year first above written.

                                       EDUCATION LOANS INCORPORATED


                                       By: /s/ A. Norgrin Sanderson
                                           -------------------------------------
                                                       President


                                       STUDENT LOAN FINANCE
                                          CORPORATION, as Servicer
                                          and Administrator


                                       By: /s/ A. Norgrin Sanderson
                                           -------------------------------------
                                                       President


                                       U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee


                                       By: /s/ Thomas Steele
                                           -------------------------------------
                                                     Trust Officer